Summary Prospectus	April 30, 2019
The Spin-off and Corporate Restructuring Fund
Class A Shares (KWIAX) Class C Shares (KWICX) Institutional Class (LSHUX) No Load Class (LSHEX)

Important Notice: The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, Kinetics Mutual Funds, Inc. will send a notice, either by mail or e-mail, each time your fund’s updated report is available on our website www.kineticsfunds.com. Investors enrolled in electronic delivery will receive the notice by e-mail, with links to the updated report and don’t need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge by calling (800) 930-3828. Your election to receive reports in printed format will apply to all funds held in Kinetics Mutual Funds, Inc.
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder reports, online at http://kineticsfunds.com/reports.htm. You can also get this information at no cost by calling (800) 930-3828 or by sending an e-mail request to kineticsfunds@usbank.com, or from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated April 30, 2019, are incorporated by reference into this Summary Prospectus.

SUMMARY SECTION

Investment Objectives
The Kinetics Spin-off and Corporate Restructuring Fund (the “Fund”) seeks to achieve long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy and hold shares of the Spin-Off and Corporate Restructuring Fund. You may qualify for sales charge discounts for Advisor Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Advisor Class A shares of the Kinetics Funds. More information about these and other discounts is available from your financial professional and in the sections titled, “Description of Classes” beginning on page 30 of the Fund’s prospectus, in Appendix A to this Prospectus - Financial Intermediary Sales Charge Variations, and “Purchasing Shares” beginning on page 51 of the Fund’s statement of additional information.

	Advisor Class A Shares			Advisor Class C Shares			Institutional Class Shares		No Load Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		5.75%	(1)		None			None		None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		None			1.00%	(2)		None		None
Redemption Fee (as a percentage of amount redeemed on shares held for 30 days or less, if applicable)		2.00%			2.00%			2.00%		2.00%
Wire fee		$15			$15			$15		$15
Overnight check delivery fee for weekday		$25			$25			$25		$25
Retirement account fees (annual maintenance fee)		$15			$15			$15		$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.00%			1.00%			1.00%		1.00%
Distribution and service (Rule 12b-1) fees		0.25%			0.75%			None		None
Other expenses		0.81%			0.81%			0.76%		0.81%
Shareholder service fee	0.25%			0.25%			0.20%		0.25%
Other Operating Expenses	0.56%			0.56%			0.56%		0.56%
Acquired Fund Fees and Expenses		0.11%			0.11%			0.11%		0.11%
Total annual fund operating expenses(3)		2.17%			2.67%			1.87%		1.92%
Fees waiver and/or expenses reimbursements (5)		-0.56%			-0.31%			-0.51%		-0.36%
Total annual fund operating expenses after fee waiver and/or expense reimbursements (4)		1.61%			2.36%			1.36%		1.56%

(1)	No initial sales charge is applied to purchases of $1 million or more.

(2)	A CDSC of 1.00% will be charged on Advisor Class C Share purchases that are redeemed in whole or in part within 12 months of purchase.

(3)
Total Annual Fund Operating Expenses do not correlate to the ratio of operating expenses to average net assets before expense reimbursement found in the “Financial Highlights” section of this Prospectus, which reflects the Fund’s operating expenses and does not include acquired fund fees and expenses (“AFFE”).

(4)
The Fund’s advisor, Horizon Kinetics Asset Management, LLC (“Kinetics” or “Investment Adviser”) has contractually agreed to reimburse the Fund the portion of the shareholder servicing fees in excess of 0.05% of average daily net assets until at least May 1, 2020. In addition, the Investment Adviser has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, AFFE (as determined in accordance with Form N‑1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.50%, 2.25%, 1.25% and 1.45% of the average daily net assets of the Advisor Class A Shares, Advisor Class C Shares, Institutional Shares and No Load Shares, respectively. This agreement is in effect until May 1, 2020, and may be terminated before that date only by the Company’s Board of Directors. The Fund’s Investment Adviser is permitted to seek reimbursement from the Fund for a period ending three full years after the date of the waiver or payment. Any reimbursement is limited to the lesser of the Expense Cap in effect at the time of the waiver and the Expense Cap in effect at the time of reimbursement.

(5)
The Investment Adviser has contractually agreed to reimburse the Fund the portion of Shareholder Servicing fees in excess of 0.05% of the average daily net assets of the Institutional Class until at least May 1, 2020.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation until its expiration). Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
Advisor Class A	$729	$1,164	$1,624	$2,893
Advisor Class C	$342	$800	$1,387	$2,980
Institutional Class	$138	$538	$964	$2,149
No Load Class	$159	$568	$1,003	$2,214

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Advisor Class C	$239	$800	$1,387	$2,980

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategy
Under normal market conditions, the Fund will pursue its investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of spin-off companies, companies subject to other forms of corporate restructuring, parents of any such companies, and publicly traded shareholder activist holding companies which, by way of their shareholder ownership in other companies, have caused such other companies to undergo spin-offs and other forms of corporate restructurings. The Fund is non-diversified. The Fund considers a spin-off company or a company subject to a corporate restructuring to be any company that has experienced one of the following events within five years of the Fund’s investment in the company: a spin-off distribution of stock of a subsidiary company by its parent company to parent company shareholders; an equity “carve-out” or “partial initial public offering” in which a parent company sells a percentage of the equity of a subsidiary in a public offering; or the parent company of any such company after the public disclosure of the corporate restructuring. The Fund may invest in a parent company of a spin-off company or a company subject to a corporate restructuring, or a publicly traded shareholder activist holding company which has caused such other companies to undergo the spin-off or corporate restructuring, after the public disclosure of the planned spin- off or corporate restructuring, during the spin-off or corporate restructuring process, or after the actual spin-off or corporate restructuring. If the Fund invests in a parent company of a spin-off company or a company subject to a corporate restructuring prior to a spin-off or restructuring, the Fund would, upon the completion of the spin-off or restructuring, receive the shares of the spin-off company. The Fund may retain shares of both the parent and the spin-off company, the shares of only one, or the shares of neither.

The Fund will invest in both U.S. and foreign equity stocks. The Fund’s investments in foreign equity stocks may be in both developed and emerging markets. The Fund’s equity investments may include common stock, preferred stock, securities convertible into common stock, warrants, rights and other equity securities having the characteristics of common stock (such as depositary receipts). The Fund may invest in any size company, including small- and medium-sized companies, and further may invest in companies which are financially distressed.

The Fund may invest up to 20% of its assets in companies that, for a variety of reasons, the Fund’s Investment Adviser believes may have the potential to be subject to a spin-off or corporate restructuring within a reasonable period of time; for example, a similar company may have recently announced a spin-off; the company may be under investor pressure to consider strategic alternatives; or the current segments of the company may not have a synergistic fit, and as a result the company’s stock trades at a discount to that of its closest peers. The Fund may invest in potential spin-off and corporate restructuring companies that the Fund’s Investment Adviser believes may, based on its in-house research, have the most favorable risk/reward characteristics.

The Investment Adviser seeks to avoid short-term investing and significant portfolio turnover. The Investment Adviser utilizes its in-house research capabilities to seek to identify businesses at inflection points in their corporate life cycles with what the Investment Adviser believes are attractive risk/reward profiles. The Investment Adviser believes that returns are often the result of the market’s inefficiency in initially valuing corporate restructurings due in part to lack of coverage by the investment community and initial indiscriminate selling pressure. For instance, companies that have been "spun-off" from their corporate parents by way of corporate restructurings may not be followed closely by financial sector analysts, which could lead to advantageous disparities between a company’s valuation and growth prospects relative to its pricing in the marketplace. The Investment Adviser uses a process that focuses primarily on the analysis of individual companies rather than on the industry in which the company may operate. This “bottom-up” approach may result in multiple investments in the same sector or industry. However, the Investment Adviser pays careful attention to the limitation of sector and industry concentrations.

The Fund may maintain during a temporary period, which could be for a short period or a longer period lasting several years or more, of abnormal conditions, a significant portion of its total assets in cash and securities, generally considered to be cash and cash equivalents, including, but not limited to: high quality, U.S. short-term debt securities and money market instruments.  The Investment Adviser will invest in such short-term cash positions to the extent that the Investment Adviser is unable to find sufficient investments meeting its criteria and when the Adviser believes the purchase of additional equity securities would not further the investment objective of the Fund during such periods of time.  Additionally, to respond to adverse market, economic, political or other conditions, which may persist for short or long periods of time, the Fund may invest up to 100% of its assets in the types of high quality, U.S. short-term debt securities and money market instruments described above.

If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested in securities.  In the aforementioned temporary defensive periods, the Investment Adviser believes that an additional amount of liquidity in the Fund is desirable both to meet operating requirements and to take advantage of new investment opportunities. When the Fund holds a significant portion of assets in cash and cash equivalents, it may not meet its investment objective.

Principal Investment Risks
Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

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Management and Strategy Risk: The value of your investment depends on the judgment of the Investment Adviser about the quality, relative yield, value or market trends affecting a particular security, issuer, sector or region, which may prove to be incorrect. Investment strategies employed by the Investment Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to that of other investments.

ª
Market Risk: The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

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Equity Risk: The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

ª
Event Driven Risk: The Investment Adviser’s evaluation of the outcome of a proposed spin-off or corporate restructuring may prove incorrect and the Fund’s return on an investment may be negative. Even if the Investment

Adviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money or fail to achieve a desired rate of return. In addition, the ability of a shareholder activist holding company to effectuate a spin-off or restructuring is subject to the same risks and the Investment Adviser’s evaluation of such a company’s capabilities may be incorrect.

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Small-cap and Mid-cap Company Risk: The securities of small-capitalization or mid- capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

ª	Large-Cap Company Risk: Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

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Specific Strategy/Research Risk: The Fund’s Investment Adviser and an affiliate of the Fund’s Investment Adviser author and collaborate on research reports regarding spin-off related companies for institutional subscribers. Consistent with its compliance policies and procedures, the Investment Adviser may impose for a period of time an internal restriction in the trading in certain securities related to spin-off companies, corporate restructuring companies and/or their parent companies discussed in these research reports. As a result, the Fund may be prevented from trading in such securities at their optimal value or time as might otherwise have been permitted if such restrictions were not in effect. In addition, if subscribers to the research services buy or sell securities that are described in the reports, it could potentially have an adverse effect on the price of securities bought or sold by the Fund.

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Preferred Stock Risk: Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

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Convertible Securities Risk: Convertible securities are subject to market and interest rate risk and credit risk. When the market price of the equity security underlying a convertible security decreases the convertible security tends to trade on the basis of its yield and other fixed income characteristics, and is more susceptible to credit and interest rate risks. When the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk. Convertible securities are typically issued by smaller capitalized companies with stock prices that may be more volatile than those of other companies.

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Warrants and Rights Risk: Warrants and rights may lack a liquid secondary market for resale. The prices of warrants may fluctuate as a result of speculation or other factors. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of their underlying securities and therefore are highly volatile and speculative investments. Failing to exercise subscription rights to purchase common stock would dilute the Fund’s interest in the issuing company. The market for such rights is not well developed, and the Fund may not always realize full value on the sale of rights.

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Liquidity Risk: Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of the investments that it holds, or it may only be able to sell those investments at less than desired prices.

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Valuation Risk: The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued by the Fund using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

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Distressed Securities Risk: Financially distressed securities involve considerable risk that can result in substantial or even total loss of the Fund’s investment. It is often difficult to obtain information as to the true condition of financially distressed securities. These securities are often subject to litigation among the participants in bankruptcy or reorganization proceedings.

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Foreign Investment Risk: The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends.

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Emerging Markets Risk: Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

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Currency Risk: The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

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Initial Public Offerings Risk: The Fund may purchase securities of companies in IPOs. Special risks associated with these securities may include limited numbers of shares available for trading, unseasoned trading, lack of investor knowledge of the companies and the companies’ limited operating histories. These factors may contribute to substantial price volatility for the shares of these companies.

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Non-Diversification Risk: The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

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Sector Concentration Risk: Although the Fund will not concentrate its investments in any industries, the Fund may, at certain times, have concentrations in one or more sectors which may cause the Fund to be more sensitive to economic changes or events occurring in those sectors. As of December 31, 2018, the Fund had 31% invested in the Petroleum and Gas sector.

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Petroleum and Gas Sector Risk: The profitability of companies in the oil and gas industry is related to worldwide energy prices, exploration costs and production spending. Companies in the oil and gas industry may be at risk for environmental damage claims and other types of litigation. Companies in the oil and gas industry may be adversely affected by: natural disasters or other catastrophes; changes in exchange rates or interest rates; prices for competitive energy services; economic conditions; tax treatment or government regulation; government intervention; negative public perception; or unfavorable events in the regions where companies operate (e.g., expropriation, nationalization, confiscation of assets and property, imposition of restrictions on foreign investments or repatriation of capital, military coups, social or political unrest, violence or labor unrest). Companies in the oil and gas industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.
Who may want to invest?
The Fund may be appropriate for investors who:
ª    wish to diversify their portfolios;
ª    wish to generate income and capital; and
ª    are comfortable with the risks described herein.

Performance
The performance information provided below indicates some of the risks of investing in the Fund by comparing the Fund with the performance of a broad-based market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced.

The Horizon Spin-off and Corporate Restructuring Fund, a series of Investment Managers Series Trust (the “Predecessor Fund”) reorganized into the Fund following the close of business on December 8, 2017. Before the Fund commenced operations, all of the assets and liabilities of the Predecessor Fund were transferred to the Fund in a tax-free reorganization (the "Reorganization"). As a result of the Reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund prior to the date of the Reorganization. Performance results shown in the bar chart and the performance table below for the period through December 31, 2016 reflect the performance of the Predecessor Fund. On February 11, 2014, the Predecessor Fund’s principal investment strategy changed. The performance information for periods prior to that date is attributable to the Predecessor Fund’s previous principal investment strategy.

The performance information for the period prior to October 10, 2009, is that of the Liberty Street Horizon Fund, a series of the Forum Funds Trust (the “Liberty Street Fund”). The Predecessor Fund acquired the assets and liabilities of the Liberty Street Fund in a reorganization on March 16, 2007. The Liberty Street Fund’s performance and financial history were adopted by the Predecessor Fund and, for periods prior to October 10, 2009, are included in the Fund’s performance and financial history.

The performance of the Fund reflects the performance of the Predecessor Fund, which had substantially similar investment strategies. The bar chart shows performance of the Fund’s Institutional shares. Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown. Advisor Class A, Advisor Class C and No Load Class shares performance would be lower than the Institutional Class performance because of the higher expenses paid by Advisor Class A, Advisor Class C and No Load Class shares.

Updated performance information is available on the Fund’s website at http://www.kineticsfunds.com or by calling the Fund toll-free at (800) 930-3828.

Important note about performance reflecting the Fund’s prior investment strategy. The performance shown for periods prior to February 11, 2014 reflects a previous investment strategy. Effective February 11, 2014, the Fund’s investment strategy was changed to focus exclusively on spin-offs and other forms of corporate restructuring.

Calendar Year Total Return (before taxes) for Institutional Class Shares

Best Quarter:	24.53%	June 30, 2009
Worst Quarter:	-25.31%	December 31, 2018

The after-tax returns for the Fund’s Institutional Class shares as shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”), the information on after-tax returns is not relevant to your investment. After-tax returns are shown for Institutional Class shares only. After-tax returns for Advisor Class A, Advisor Class C and No Load Class shares will differ. The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Average Annual Total Returns (for the Periods Ended December 31, 2018)
	1 Year	5 Years	10 Years	Since Inception	Inception Date/From
Institutional Class — Return Before Taxes	-8.11%	0.17%	9.27%	0.47%	July 11, 2007
Institutional Class — Return After Taxes on Distributions	-9.12%	-0.33%	8.86%	0.13%	July 11, 2007
Institutional Class — Return After Taxes on Distributions and Sale of Fund Shares(1)	-4.08%	0.14%	7.64%	0.37%	July 11, 2007
Advisor Class A Shares — Return Before Taxes	-13.56%	-1.04%	8.48%	0.49%	May 4, 2007
Advisor Class C Shares — Return Before Taxes	-9.87%	-0.84%	8.31%	0.23%	May 24, 2007
No Load Class Shares — Return Before Taxes	-8.22%	N/A	N/A	-5.14%	December 11, 2017
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-4.38%	8.49%	13.12%	6.72%	July 11, 2007

(1)
In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Return After Taxes on Distributions or Return Before Taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period.

Management
Investment Adviser. Horizon Kinetics Asset Management LLC is the Fund’s investment adviser.

Portfolio Managers. Steven M. Bregman and Murray Stahl have served as the portfolio managers of the Fund since its inception in May 2007 and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Investment team member	Primary Title	Years of Service with the Fund
Murray Stahl	Co-Portfolio Manager	11
Steven Bregman	Co-Portfolio Manager	11

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Kinetics Mutual Funds – The Kinetics Spin-off and Corporate Restructuring Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-800-930-3828, or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. The minimum initial investment for both regular accounts and IRAs is $2,500 ($2,000 for Coverdell Education Savings Accounts). There is no minimum on subsequent investments for all account types. To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Advisor A and Advisor C Shares
Standard Accounts	$2,500	$0
Traditional and Roth IRA Accounts	$2,500	$0
Accounts with Systematic Investment Plans	$2,500	$0
Qualified Retirement Plans	$2,500	$0
No-Load Shares	$2,500	$0
Institutional Shares
All Accounts	$1,000,000	$0

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business by written request or by telephone.

Tax Information
Unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, the Fund’s distributions will generally be taxable to you as ordinary income or capital gains, and you will generally recognize gain or loss when you redeem shares.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies (including the Investment Adviser) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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